UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 10, 2020

MATEON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On May 10, 2020, Dr. Vuong Trieu, CEO of Mateon Therapeutics, Inc. (the “Company”), wrote a response to Remdesivir in covid-19. BMJ 2020; 369 doi: https://doi.org/10.1136/bmj.m1610 (Published 22 April 2020): BMJ 2020;369:m1610. Therapeutic strategies for COVID-19: New Insights Into The Value Of Transforming Growth Factor Beta (TGFβ) Antagonists Such As Imatinib and other Kinase Inhibitors.

TGF-Beta as the target for COVID-19 therapies.

Dear Editor:

I am encouraged that there is an emerging recognition that TGF-β could be a valid target for the treatment of COVID-19. Alhelfawi M. et al [1] suggested that COVID-19 can be treated with TGF-β inhibition. Chen W. [2], also put forth inhibition of TGF-β as treatment of COVID-19.

Coronavirus entry into cells is followed by suppression of cellular replication and redirection of cellular machineries to the replication of the virus. Cell cycle arrest is also centrally mediated by up-regulation of TGF-β. SARS coronavirus upregulates TGF-β [3,4] via its nucleocapsid protein [5] and papain-like protease (PLpro) [6,7]. SARS coronavirus PLpro activates TGF-β1 transcription both in cell-based assay and in mouse model with direct pulmonary injection [8]. TGF-β overexpression in SARS patients lung samples also been demonstrated. Suppression of TGF-β expression by OT-101 suppressed SARS-CoV1 and SARS-CoV2 replication in the viral replication assays [9]. This means as viral load increases there will be a proportional increase in TGF-β which in turn drives the progression of COVID-19 disease. By targeting TGF-β, OT-101 shuts off the engine behind COVID-19 allowing patients to recover without going into respiratory crisis. In fact, the administration of a soluble type II TGF-β receptor, which sequesters free TGF-β during lung injury and protected wild-type mice from pulmonary edema induced by bleomycin or Escherichia coli endotoxin [10].

Furthermore, mice specifically lacking bronchial epithelial TGF-b1 (epTGFbKO) displayed marked protection from influenza-induced weight loss, airway inflammation, and pathology. Additionally, these mice exhibited a heighted antiviral state resulting in impaired viral replication in epTGFbKO mice [11]. Their publication succinctly described the impact of TGF-β suppression against viral infection and we would propose that TGF-beta inhibitor would result in very similar if not the same protective responses against COVID-19.

A TGF-beta inhibitor is expected to broadly impacted COVID-19 disease and we would encourage developers of TGF-beta to collaborate and build on these observations such that we can arrive at a cure for COVID-19- either as single agent or combination with Remdesivir.

Regards

Vuong Trieu PhD

CEO/Mateon/ Oncotelic

Refs:

1. Alhelfawi M. Potential approach for fighting against corona virus disease. ASRJETS. 2020;66:127-144.

2. Chen W. A potential treatment of COVID-19 with TGF-β blockade. International Journal of Biological Sciences. 2020;16(11):1954-1955. Doi: 10.7150/ ijbs.46891.

3. Huang KJ, Su IJ, Theron M, Wu YC, Lai SK, Liu CC, Lei HY. An interferon-gamma related cytokine storm in SARS patients. J. Med. Virol. 2005;75(2):185-194.

4. He L, Ding Y, Zhang Q, Che X, He Y, Shen H, Wang H, Li Z, Zhao L, Geng J, Deng Y, Yang L, Li J, Cai J, Qiu L, Wen K, Xu X, Jiang S. Expression of elevated levels of pro-inflammatory cytokines in SARS-CoV infected ACE2+ cells in SARS patients: relation to the acute lung injury and pathogenesis of SARS. J. Pathol. 2006;210(3):288-297.

5. Zhao X, Nicholls JM, Chen YG. Severe acute respiratory syndrome-associated coronavirus nucleocapsid protein interacts with Smad3 and modulates transforming growth factor-beta signalling. J. Biol. Chem. 2008;283(6):3272-3280.

6. Li SW, Yang TC, Wan L, Lin YJ, Tsai FJ, Lai CC, Lin CW. Correlation between TGF-β1 expression and proteomic profiling induced by severe acute respiratory syndrome coronavirus papain-like protease. Proteomics. 2012;12(21):3193-3205.

7. Wang CY, Lu CY, Li SW, Lai CC, Hua CH, Huang SH, Lin YJ, Hour MJ, Lin CW. SAR coronavirus papain-like protease up-regulates the collagen expression through non-Samd TGF-β1 signaling. Virus Research. 2017;235:58-66.

8. Li SW, Wang CY, Jou YJ, Yang TC, Huang SH, Wan L, Lin YJ, Lin CW. SARS coronavirus papain-like protease induces Egr-1-dependent up-regulation of TGF-β1 via ROS/p38 MAPK/STAT3 pathway. Scientific Reports. 2016;6:25754.

9. Uckun FM and Trieu VN. Medical-Scientific Rationale for a Randomized, Placebo-Controlled, Phase 2 Study of Trabedersen/OT-101 in COVID-19 Patients with Hypoxemic Respiratory Failure. Anna pul and Cri Car Med..2020; 3(1); 01-09.

10. Pittet JF, Griffiths MJ, Geiser T, Kaminski N, Dalton SL, Huang X, Brown LA, Gotwals PJ, Koteliansky VE, Matthay MA, Sheppard D. TGF-beta is a critical mediator of acute lung injury. J Clin Invest. 2001;107(12):1537–44.

11. Denney L, Branchett W, Gregory LG, Oliver RA, Lloyd CM. Epithelial-derived TGF-β1 acts as a pro-viral factor in the lung during influenza A infection. Mucosal Immunology. 2018;11(2):523-535.

This is building on our growing conviction that COVID-19 is a TGF-β driven disease (press release filed as Exhibit 99.1) and the IND filing of OT-101 for COVID-19 (press release filed as Exhibit 99.2).

Forward-Looking Statements

This document contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “will,” “may,” “would,” “approximate,” “expect,” “intend,” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to the anticipated timing or results of the Company’s planned phase 3 trial for the OT101 product candidate, the Company’s ability to successfully secure any U.S. FDA priority review voucher, or the Company’s ability to sell and U.S. FDA priority review voucher or the terms of any such potential sale. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors that could cause actual events to differ from expectations, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference
99.1	Press Release	Filed herewith
99.2	Press Release	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics, Inc.

Date: May 12, 2020		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer